Stockholders' Equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
STOCKHOLDERS' EQUITY

Note 10 – STOCKHOLDERS’ EQUITY

On December 31, 2016, a total of 371,092 common shares were issued at $2.5 per share to Fulcan Capital Partners, LLC, Xiumei Lan and Zhonghua Liu with cash proceeds of $827,730 received during the year ended December 31, 2017, and the remaining proceeds of $100,000 received during the year ended December 31, 2018.

On September 25, 2017, the Company completed its initial public offering on the NASDAQ Capital Market under the symbol of “PETZ”. The Company offered 1,523,750 common shares at $4.25 per share. Net proceeds raised by the Company from the initial public offering amounted to $5,542,047 after deducting underwriting discounts and commissions and other offering expenses. Out of the $5.5 million net proceeds, $500,000 was deposited into an escrow account to satisfy the initial $500,000 in potential indemnification obligations arising during an escrow period of two years following the closing date of September 25, 2017 and was presented as restricted cash.

In November 2018, the Company issued 156,130 and 936,782 common shares to acquire 100% equity interest in TDH Japan and TDH Group BVBA, respectively.

As of December 31, 2018 and 2017, the Company had statutory reserve in the amount of $160,014. In accordance with the relevant laws and regulations of the PRC, the Company’s PRC subsidiaries are required to set aside at least 10% of their respective after-tax net profits each year determined in accordance with PRC GAAP and if any, to fund the statutory reserve until the balance of the reserve reaches 50% of their respective registered capital. The statutory reserve is not distributable in the form of cash dividends and can be used to make up cumulative prior year losses.